PRESS RELEASE FINANCIAL SUPPLEMENT

FOURTH QUARTER 2001

J.P. MORGAN CHASE & CO.
TABLE OF CONTENTS

On December 31, 2000, J.P. Morgan & Co. Incorporated (“J.P. Morgan”) merged with and into The Chase Manhattan Corporation (“Chase”). Upon consummation of the merger, Chase changed its name to J.P. Morgan Chase & Co. (“JPMorgan Chase” or “the Firm”). The merger was accounted for as a pooling of interests and, accordingly, the information included in this document reflects the combined results of Chase and J.P. Morgan as if the merger had been in effect for all periods presented. In addition, certain amounts have been reclassified to conform to the current presentation.

J.P. MORGAN CHASE & CO.
 STATEMENT OF INCOME — REPORTED BASIS
(in millions, except per share and ratio data)

	4QTR	3QTR	2QTR	1QTR	4QTR
	2001	2001	2001	2001	2000

REVENUE

Investment Banking Fees	$931	$811	$929	$941	$1,051

Trading Revenue	355	1,301	1,261	2,001	1,142

Fees and Commissions	2,424	2,331	2,388	2,065	2,387

Private Equity — Realized Gains (Losses)	81	204	(46)	412	373

Private Equity — Unrealized Gains (Losses)	(505)	(311)	(783)	(285)	(471)

Securities Gains	202	142	67	455	118

Other Revenue	145	212	274	246	1,482

Total Noninterest Revenue	3,633	4,690	4,090	5,835	6,082

Interest Income	6,823	7,709	8,469	9,180	9,922

Interest Expense	3,879	5,050	5,688	6,762	7,461

Net Interest Income	2,944	2,659	2,781	2,418	2,461

Revenue before Provision for Loan Losses	6,577	7,349	6,871	8,253	8,543

Provision for Loan Losses	1,468	745	525	447	409

TOTAL NET REVENUE	5,109	6,604	6,346	7,806	8,134

EXPENSE

Compensation Expense	2,652	2,883	3,052	3,357	3,310

Occupancy Expense	334	339	327	348	351

Technology and Communications	640	663	674	654	668

Merger and Restructuring Costs	841	876	478	328	1,302

Amortization of Intangibles	187	182	183	177	186

Other Expense	1,023	992	1,047	1,062	1,227

TOTAL NONINTEREST EXPENSE	5,677	5,935	5,761	5,926	7,044

Income (Loss) before Income Tax Expense and Effect of Accounting Change	(568)	669	585	1,880	1,090

Income Tax Expense (Benefit)	(236)	220	207	656	382

INCOME BEFORE EFFECT OF ACCOUNTING CHANGE	(332)	449	378	1,224	708

Net Effect of Change in Accounting Principle	—	—	—	(25)	—

NET INCOME (LOSS)	$(332)	$449	$378	$1,199	$708

NET INCOME (LOSS) PER SHARE (a)

Basic	$(0.18)	$0.22	$0.18	$0.60	$0.36

Diluted	(0.18)	0.22	0.18	0.58	0.34

PERFORMANCE RATIOS

Return on Average Assets	NM	0.24%	0.21%	0.67%	0.40%

Return on Average Common Equity	NM	4.2	3.5	11.6	6.8

FULL-TIME EQUIVALENT EMPLOYEES (b)	95,812	96,633	97,224	98,518	99,757

[Additional columns below]

[Continued from above table, first column(s) repeated]

	4QTR 2001				2001
	Over (Under)		FULL YEAR		Over (Under)

	3Q 2001	4Q 2000	2001	2000	2000

REVENUE

Investment Banking Fees	15%	(11)%	$3,612	$4,362	(17)%

Trading Revenue	(73)	(69)	4,918	6,298	(22)

Fees and Commissions	4	2	9,208	9,229	—

Private Equity — Realized Gains (Losses)	(60)	(78)	651	2,051	(68)

Private Equity — Unrealized Gains (Losses)	(62)	(7)	(1,884)	(1,036)	(82)

Securities Gains	42	71	866	229	278

Other Revenue	(32)	(90)	877	2,289	(62)

Total Noninterest Revenue	(23)	(40)	18,248	23,422	(22)

Interest Income	(11)	(31)	32,181	36,643	(12)

Interest Expense	(23)	(48)	21,379	27,131	(21)

Net Interest Income	11	20	10,802	9,512	14

Revenue before Provision for Loan Losses	(11)	(23)	29,050	32,934	(12)

Provision for Loan Losses	97	259	3,185	1,377	131

TOTAL NET REVENUE	(23)	(37)	25,865	31,557	(18)

EXPENSE

Compensation Expense	(8)	(20)	11,944	12,748	(6)

Occupancy Expense	(1)	(5)	1,348	1,294	4

Technology and Communications	(3)	(4)	2,631	2,454	7

Merger and Restructuring Costs	(4)	(35)	2,523	1,431	76

Amortization of Intangibles	3	1	729	528	38

Other Expense	3	(17)	4,124	4,369	(6)

TOTAL NONINTEREST EXPENSE	(4)	(19)	23,299	22,824	2

Income (Loss) before Income Tax Expense and Effect of Accounting Change	NM	NM	2,566	8,733	(71)

Income Tax Expense (Benefit)	NM	NM	847	3,006	(72)

INCOME BEFORE EFFECT OF ACCOUNTING CHANGE	NM	NM	1,719	5,727	(70)

Net Effect of Change in Accounting Principle	NM	NM	(25)	—	NM

NET INCOME (LOSS)	NM	NM	$1,694	$5,727	(70)

NET INCOME (LOSS) PER SHARE (a)

Basic	NM	NM	$0.83	$2.99	(72)

Diluted	NM	NM	0.80	2.86	(72)

PERFORMANCE RATIOS

Return on Average Assets	NM	NM	0.23%	0.85%	(62	)bp

Return on Average Common Equity	NM	NM	3.9	15.6	(1,170)

FULL-TIME EQUIVALENT EMPLOYEES (b)	(1)%	(4)%

(a)	Basic and diluted earnings per share have been reduced by $0.01 in the year ended December 31, 2001 due to the impact of the adoption of SFAS 133 relating to the accounting for derivative instruments and hedging activities.

(b)	Represents actual period end amount for each respective quarter.

J.P. MORGAN CHASE & CO.
 LINES OF BUSINESS FINANCIAL HIGHLIGHTS SUMMARY
(in millions, except per share and ratio data)

	4QTR		3QTR	2QTR	1QTR	4QTR
	2001		2001	2001	2001	2000

OPERATING REVENUE

Investment Bank	$3,106		$3,587	$3,773	$4,433	$3,707

Investment Management & Private Banking	729		736	801	819	910

Retail & Middle Market Financial Services	2,868		2,785	2,674	2,588	2,591

Treasury & Securities Services	890		926	912	904	914

Corporate (b)	(307)		(236)	(123)	(310)	(411)

OPERATING REVENUE EXCLUDING JPMP	7,286		7,798	8,037	8,434	7,711

JPMorgan Partners	(445)		(179)	(893)	60	(136)

OPERATING REVENUE (c)	$6,841		$7,619	$7,144	$8,494	$7,575

EARNINGS

Investment Bank	$379		$712	$795	$1,059	$497

Investment Management & Private Banking	115		124	123	105	138

Retail & Middle Market Financial Services	343		441	451	453	456

Treasury & Securities Services	168		185	166	174	184

Corporate (b)	(225)		(87)	(38)	(157)	(187)

CASH OPERATING EARNINGS EXCLUDING JPMP	780		1,375	1,497	1,634	1,088

JPMorgan Partners	(346)		(157)	(624)	(21)	(139)

CASH OPERATING EARNINGS (c)	434		1,218	873	1,613	949

Amortization of Intangibles	187		182	183	177	186

OPERATING EARNINGS (c)	247		1,036	690	1,436	763

Restructuring/Merger Expenses & Special Items	(579)		(587)	(312)	(237)	(55)

NET INCOME (LOSS) (c)	$(332)		$449	$378	$1,199	$708

EARNINGS PER SHARE — DILUTED

CASH OPERATING EARNINGS EXCLUDING JPMP	$0.38		$0.67	$0.73	$0.80	$0.53

Impact of JPMP	(0.17)		(0.07)	(0.31)	(0.02)	(0.07)

CASH OPERATING EARNINGS (c)	0.21		0.60	0.42	0.78	0.46

Impact of Intangibles	(0.09)		(0.09)	(0.09)	(0.08)	(0.09)

OPERATING EARNINGS (c)	0.12		0.51	0.33	0.70	0.37

Restructuring/Merger Expenses & Special Items	(0.29)		(0.29)	(0.15)	(0.12)	(0.03)

NET INCOME (LOSS) (c)	$(0.18	) (d)	$0.22	$0.18	$0.58	$0.34

CASH OPERATING RETURN ON COMMON EQUITY

Investment Bank	7.8%		15.1%	16.6%	20.8%	9.3%

Investment Management & Private Banking	7.5		8.1	8.0	6.6	8.3

Retail & Middle Market Financial Services	15.3		19.9	21.1	22.1	21.5

Treasury & Securities Services	23.2		25.2	21.8	24.5	25.2

CASH OPERATING RETURN ON COMMON EQUITY (c)	4.0		11.5	8.2	15.6	9.1

OPERATING RETURN ON COMMON EQUITY (c)	2.2		9.8	6.5	13.9	7.3

[Additional columns below]

[Continued from above table, first column(s) repeated]

	4QTR 2001						2001
	Over (Under)						Over (Under)

					FULL YEAR				Proforma

	3Q 2001		4Q 2000		2001	2000	2000		2000 (a)

OPERATING REVENUE

Investment Bank	(13)%		(16)%		$14,899	$15,963	(7)%		(11)%

Investment Management & Private Banking	(1)		(20)		3,085	3,362	(8)		(20)

Retail & Middle Market Financial Services	3		11		10,915	10,176	7

Treasury & Securities Services	(4)		(3)		3,632	3,564	2

Corporate (b)	(30)		25		(976)	(1,061)	8

OPERATING REVENUE EXCLUDING JPMP	(7)		(6)		31,555	32,004	(1)		(5)

JPMorgan Partners	(149)		(227)		(1,457)	789	NM

OPERATING REVENUE (c)	(10)		(10)		$30,098	$32,793	(8)		(12)

EARNINGS

Investment Bank	(47)		(24)		$2,945	$3,486	(16)		(18)

Investment Management & Private Banking	(7)		(17)		467	567	(18)		(30)

Retail & Middle Market Financial Services	(22)		(25)		1,688	1,785	(5)

Treasury & Securities Services	(9)		(9)		693	693	—

Corporate (b)	(159)		(20)		(507)	(334)	(52)

CASH OPERATING EARNINGS EXCLUDING JPMP	(43)		(28)		5,286	6,197	(15)		(18)

JPMorgan Partners	(120)		(149)		(1,148)	258	NM

CASH OPERATING EARNINGS (c)	(64)		(54)		4,138	6,455	(36)		(38)

Amortization of Intangibles	3		1		729	528	38

OPERATING EARNINGS (c)	(76)		(68)		3,409	5,927	(42)		(43)

Restructuring/Merger Expenses & Special Items	1		NM		(1,715)	(200)	NM

NET INCOME (LOSS) (c)	NM		NM		$1,694	$5,727	(70)		(70)

EARNINGS PER SHARE — DILUTED

CASH OPERATING EARNINGS EXCLUDING JPMP	(43)		(28)		$2.58	$3.11	(17)

Impact of JPMP	(143)		(143)		(0.57)	0.12	NM

CASH OPERATING EARNINGS (c)	(65)		(54)		2.01	3.23	(38)

Impact of Intangibles	—		—		(0.36)	(0.27)	(33)

OPERATING EARNINGS (c)	(76)		(68)		1.65	2.96	(44)

Restructuring/Merger Expenses & Special Items	—		NM		(0.85)	(0.10)	NM

NET INCOME (LOSS) (c)	NM		NM		$0.80	$2.86	(72)

CASH OPERATING RETURN ON COMMON EQUITY

Investment Bank	(730	)bp	(150	)bp	15.1%	18.3%	(320	)bp	(260	)bp

Investment Management & Private Banking	(60)		(80)		7.5	13.0	(550)		(260)

Retail & Middle Market Financial Services	(460)		(620)		19.5	20.6	(110)

Treasury & Securities Services	(200)		(200)		23.6	24.0	(40)

CASH OPERATING RETURN ON COMMON EQUITY (c)	(750)		(510)		9.8	17.6	(780)

OPERATING RETURN ON COMMON EQUITY (c)	(760)		(510)		8.1	16.1	(800)

(a)	Pro forma results assume that the purchase of Flemings occurred at the beginning of 2000 and primarily affected the Investment Bank, Investment Management & Private Banking and total consolidated results.

(b)	Includes LabMorgan, Support Units and the effects remaining at the corporate level after the implementation of management accounting policies.

(c)	Represents consolidated JPMorgan Chase.

(d)	Diluted EPS is reported as $(0.18) which is the same as basic EPS, instead of $(0.17), since using diluted average shares outstanding would cause antidilution. As a result, the net loss earnings per share does not foot by $(0.01).

J.P. MORGAN CHASE & CO.

STATEMENT OF INCOME — OPERATING BASIS EXCLUDING JPMORGAN PARTNERS
(in millions, except per share and ratio data)

	4QTR	3QTR	2QTR	1QTR	4QTR
	2001	2001	2001	2001	2000

OPERATING REVENUE

Investment Banking Fees	$932	$812	$929	$942	$1,051

Trading-Related Revenue (Including Trading NII)	904	1,614	1,594	2,167	1,414

Fees and Commissions	2,228	2,222	2,330	2,004	2,293

Private Equity — Realized Gains (Losses)	(38)	1	14	(1)	1

Private Equity — Unrealized Gains (Losses)	(1)	(5)	(17)	(4)	(6)

Securities Gains	202	142	67	455	118

Other Revenue	152	200	280	249	237

Net Interest Income (Excluding Trading NII)	2,907	2,812	2,840	2,622	2,603

TOTAL OPERATING REVENUE	7,286	7,798	8,037	8,434	7,711

OPERATING EXPENSE

Compensation Expense	2,614	2,850	3,019	3,315	3,280

Noncompensation Expense (Excluding Intangibles)	1,942	1,958	2,007	2,010	2,192

TOTAL CASH EXPENSE	4,556	4,808	5,026	5,325	5,472

Credit Costs	1,732	1,015	798	688	667

Cash Operating Income before Taxes	998	1,975	2,213	2,421	1,572

Income Taxes	218	600	716	787	484

CASH OPERATING EARNINGS	780	1,375	1,497	1,634	1,088

Less: Amortization of Intangibles	182	177	178	171	181

OPERATING EARNINGS	$598	$1,198	$1,319	$1,463	$907

OPERATING BASIS

Diluted Earnings per Share	$0.29	$0.59	$0.64	$0.71	$0.44

CASH OPERATING BASIS

Diluted Earnings per Share	$0.38	$0.67	$0.73	$0.80	$0.53

Return on Common Equity	8.6%	15.2%	16.9%	19.1%	12.9%

Overhead Ratio	63	62	63	63	71

Compensation Expense as a % of Operating Revenue	36	37	38	39	43

Noncompensation Expense as a % of Operating Revenue	27	25	25	24	28

[Additional columns below]

[Continued from above table, first column(s) repeated]

	4QTR 2001						2001
	Over (Under)				FULL YEAR		Over (Under)

	3Q 2001		4Q 2000		2001	2000	2000

OPERATING REVENUE

Investment Banking Fees		15%		(11)%	$3,615	$4,356		(17)%

Trading-Related Revenue (Including Trading NII)		(44)		(36)	6,279	7,155		(12)

Fees and Commissions		—		(3)	8,784	8,789		—

Private Equity — Realized Gains (Losses)	NM		NM		(24)	10	NM

Private Equity — Unrealized Gains (Losses)		80		83	(27)	17	NM

Securities Gains		42		71	866	229		278

Other Revenue		(24)		(36)	881	1,121		(21)

Net Interest Income (Excluding Trading NII)		3		12	11,181	10,327		8

TOTAL OPERATING REVENUE		(7)		(6)	31,555	32,004		(1)

OPERATING EXPENSE

Compensation Expense		(8)		(20)	11,798	12,582		(6)

Noncompensation Expense (Excluding Intangibles)		(1)		(11)	7,917	7,871		1

TOTAL CASH EXPENSE		(5)		(17)	19,715	20,453		(4)

Credit Costs		71		160	4,233	2,367		79

Cash Operating Income before Taxes		(49)		(37)	7,607	9,184		(17)

Income Taxes		(64)		(55)	2,321	2,987		(22)

CASH OPERATING EARNINGS		(43)		(28)	5,286	6,197		(15)

Less: Amortization of Intangibles		3		1	708	514		38

OPERATING EARNINGS		(50)		(34)	$4,578	$5,683		(19)

OPERATING BASIS

Diluted Earnings per Share		(51)		(34)	$2.23	$2.85		(22)

CASH OPERATING BASIS

Diluted Earnings per Share		(43)		(28)	$2.58	$3.11		(17)

Return on Common Equity	(660	)bp	(430	)bp	14.9%	21.4%	(650	)bp

Overhead Ratio		100		(800)	62	64		(200)

Compensation Expense as a % of Operating Revenue		(100)		(700)	37	39		(200)

Noncompensation Expense as a % of Operating Revenue		200		(100)	25	25		—

J.P. MORGAN CHASE & CO.

STATEMENT OF INCOME — OPERATING BASIS
(in millions, except per share and ratio data)

	4QTR	3QTR	2QTR	1QTR	4QTR
	2001	2001	2001	2001	2000

OPERATING REVENUE

Investment Banking Fees	$931	$811	$929	$941	$1,051

Trading-Related Revenue (Including Trading NII)	904	1,614	1,594	2,167	1,414

Fees and Commissions	2,271	2,231	2,350	2,016	2,323

Private Equity — Realized Gains (Losses)	81	204	(46)	412	373

Private Equity — Unrealized Gains (Losses)	(505)	(311)	(783)	(285)	(471)

Securities Gains	202	142	67	455	118

Other Revenue	132	203	274	251	258

Net Interest Income (Excluding Trading NII)	2,825	2,725	2,759	2,537	2,509

TOTAL OPERATING REVENUE	6,841	7,619	7,144	8,494	7,575

OPERATING EXPENSE

Compensation Expense	2,652	2,883	3,052	3,357	3,310

Noncompensation Expense (Excluding Intangibles)	1,997	1,994	2,048	2,064	2,246

TOTAL CASH EXPENSE	4,649	4,877	5,100	5,421	5,556

Credit Costs	1,732	1,015	798	688	667

Cash Operating Income before Taxes	460	1,727	1,246	2,385	1,352

Income Taxes	26	509	373	772	403

CASH OPERATING EARNINGS	434	1,218	873	1,613	949

Less: Amortization of Intangibles	187	182	183	177	186

OPERATING EARNINGS	$247	$1,036	$690	$1,436	$763

OPERATING BASIS

Diluted Earnings per Share	$0.12	$0.51	$0.33	$0.70	$0.37

Common Dividend Payout Ratio	292%	66%	102%	48%	85%

Effective Tax Rate	10	33	35	35	35

CASH OPERATING BASIS

Diluted Earnings per Share	$0.21	$0.60	$0.42	$0.78	$0.46

SVA	(837)	(50)	(394)	370	(290)

Return on Managed Assets	0.23%	0.64%	0.47%	0.87%	0.52%

Return on Common Equity	4.0	11.5	8.2	15.6	9.1

Overhead Ratio	68	64	71	64	73

Compensation Expense as a % of Operating Revenue	39	38	43	40	44

Noncompensation Expense as a % of Operating Revenue	29	26	29	24	30

[Additional columns below]

[Continued from above table, first column(s) repeated]

	4QTR 2001						2001
	Over (Under)						Over (Under)

					FULL YEAR				Proforma

	3Q 2001		4Q 2000		2001	2000	2000		2000 (a)

OPERATING REVENUE

Investment Banking Fees	15%		(11)%		$3,612	$4,362	(17)%		(19)%

Trading-Related Revenue (Including Trading NII)	(44)		(36)		6,279	7,142	(12)		(13)

Fees and Commissions	2		(2)		8,868	8,879	—		(9)

Private Equity — Realized Gains (Losses)	(60)		(78)		651	2,051	(68)		(68)

Private Equity — Unrealized Gains (Losses)	(62)		(7)		(1,884)	(1,036)	(82)		(82)

Securities Gains	42		71		866	229	278		NM

Other Revenue	(35)		(49)		860	1,148	(25)		(33)

Net Interest Income (Excluding Trading NII)	4		13		10,846	10,018	8		7

TOTAL OPERATING REVENUE	(10)		(10)		30,098	32,793	(8)		(12)

OPERATING EXPENSE

Compensation Expense	(8)		(20)		$11,944	12,748	(6)		(11)

Noncompensation Expense (Excluding Intangibles)	—		(11)		8,103	8,117	—		(4)

TOTAL CASH EXPENSE	(5)		(16)		20,047	20,865	(4)		(8)

Credit Costs	71		160		4,233	2,367	79		78

Cash Operating Income before Taxes	(73)		(66)		5,818	9,561	(39)		(41)

Income Taxes	(95)		(94)		1,680	3,106	(46)		(46)

CASH OPERATING EARNINGS	(64)		(54)		4,138	6,455	(36)		(38)

Less: Amortization of Intangibles	3		1		729	528	38		(1)

OPERATING EARNINGS	(76)		(68)		$3,409	$5,927	(42)		(43)

OPERATING BASIS

Diluted Earnings per Share	(76)		(68)		$1.65	$2.96	(44)

Common Dividend Payout Ratio					82%	40%

Effective Tax Rate	(2,300	)bp	(2,500	)bp	33	34	(100	)bp

CASH OPERATING BASIS

Diluted Earnings per Share	(65)%		(54)%		$2.01	$3.23	(38)%

SVA	NM		NM		(911)	2,018	NM

Return on Managed Assets	(41	)bp	(29	)bp	0.55%	0.93%	(38	)bp

Return on Common Equity	(750)		(510)		9.8	17.6	(780)

Overhead Ratio	400		(500)		67	64	300

Compensation Expense as a % of Operating Revenue	100		(500)		40	39	100

Noncompensation Expense as a % of Operating Revenue	300		(100)		27	25	200

(a)	Pro forma results assume that the purchase of Flemings occurred at the beginning of 2000 and primarily affected the Investment Bank, Investment Management & Private Banking and total consolidated results.

J.P. MORGAN CHASE & CO.

RECONCILIATION FROM REPORTED TO OPERATING BASIS
(in millions)

	4QTR	3QTR	2QTR	1QTR	4QTR
	2001	2001	2001	2001	2000

REVENUE

TRADING REVENUE

Reported	$355	$1,301	$1,261	$2,001	$1,142

Add: Trading-Related NII	549	313	333	166	272

Operating	$904	$1,614	$1,594	$2,167	$1,414

CREDIT CARD REVENUE (a)

Reported	$662	$548	$465	$433	$460

Less: Impact of Securitizations	(153)	(100)	(38)	(49)	(64)

Operating	$509	$448	$427	$384	$396

OTHER REVENUE

Reported	$145	$212	$274	$246	$1,482

Less: Gain on Sale of Hong Kong Retail Banking (b)	—	—	—	—	(827)

Gain on Transfer of Euroclear (b)	—	—	—	—	(399)

Gain on Sale of Panama Operations (b)	—	—	—	—	—

Loss on Economic Hedge of the Flemings Purchase Price (b)	—	—	—	—	—

Credit Card Securitizations	(13)	(9)	—	5	2

Operating	$132	$203	$274	$251	$258

NET INTEREST INCOME

Reported	$2,944	$2,659	$2,781	$2,418	$2,461

Add: Impact of Credit Card Securitizations	430	379	311	285	320

Less: Trading-Related NII	(549)	(313)	(333)	(166)	(272)

Operating	$2,825	$2,725	$2,759	$2,537	$2,509

TOTAL REVENUE

Reported	$6,577	$7,349	$6,871	$8,253	$8,543

Less: Credit Card Securitizations	264	270	273	241	258

Special Items (See above)	—	—	—	—	(1,226)

Total Operating Revenue	$6,841	$7,619	$7,144	$8,494	$7,575

EXPENSE

Reported	$5,677	$5,935	$5,761	$5,926	$7,044

Merger and Restructuring Costs	(841)	(876)	(478)	(328)	(1,302)

Operating Expense	4,836	5,059	5,283	5,598	5,742

Less: Amortization of Intangibles	(187)	(182)	(183)	(177)	(186)

Cash Operating Expense	$4,649	$4,877	$5,100	$5,421	$5,556

CREDIT COSTS

Provision for Loan Losses — Reported	$1,468	$745	$525	$447	$409

Add: Impact of Credit Card Securitizations	264	270	273	241	258

Credit Costs — Operating	$1,732	$1,015	$798	$688	$667

[Additional columns below]

[Continued from above table, first column(s) repeated]

	4QTR 2001				2001
	Over (Under)		FULL YEAR		Over (Under)

	3Q 2001	4Q 2000	2001	2000	2000

REVENUE

TRADING REVENUE

Reported	(73)%	(69)%	$4,918	$6,298	(22)%

Add: Trading-Related NII	75	102	1,361	844	61

Operating	(44)	(36)	$6,279	$7,142	(12)

CREDIT CARD REVENUE (a)

Reported	21	44	$2,108	$1,771	19

Less: Impact of Securitizations	53	139	(340)	(350)	(3)

Operating	14	29	$1,768	$1,421	24

OTHER REVENUE

Reported	(32)	(90)	$877	$2,289	(62)

Less: Gain on Sale of Hong Kong Retail Banking (b)	NM	NM	—	(827)	NM

Gain on Transfer of Euroclear (b)	NM	NM	—	(399)	NM

Gain on Sale of Panama Operations (b)	NM	NM	—	(81)	NM

Loss on Economic Hedge of the Flemings Purchase Price(b)	NM	NM	—	176	NM

Credit Card Securitizations	44	NM	(17)	(10)	70

Operating	(35)	(49)	$860	$1,148	(25)

NET INTEREST INCOME

Reported	11	20	$10,802	$9,512	14

Add: Impact of Credit Card Securitizations	13	34	1,405	1,350	4

Less: Trading-Related NII	75	102	(1,361)	(844)	61

Operating	4	13	$10,846	$10,018	8

TOTAL REVENUE

Reported	(11)	(23)	$29,050	$32,934	(12)

Less: Credit Card Securitizations	(2)	2	1,048	990	6

Special Items (See above)	NM	NM	—	(1,131)	NM

Total Operating Revenue	(10)	(10)	$30,098	$32,793	(8)

EXPENSE

Reported	(4)	(19)	$23,299	$22,824	2

Merger and Restructuring Costs	(4)	(35)	(2,523)	(1,431)	76

Operating Expense	(4)	(16)	20,776	21,393	(3)

Less: Amortization of Intangibles	3	1	(729)	(528)	38

Cash Operating Expense	(5)	(16)	$20,047	$20,865	(4)

CREDIT COSTS

Provision for Loan Losses — Reported	97	259	$3,185	$1,377	131

Add: Impact of Credit Card Securitizations	(2)	2	1,048	990	6

Credit Costs — Operating	71	160	$4,233	$2,367	79

(a)	Included in Fees and Commissions.

(b)	Represents special items.

SEGMENT DETAIL

J.P. MORGAN CHASE & CO.

INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratios)

	4QTR	3QTR	2QTR	1QTR	4QTR
	2001	2001	2001	2001	2000

OPERATING INCOME STATEMENT

REVENUE:

Trading Revenue (Including Trading NII)	$969	$1,518	$1,571	$2,126	$1,337

Investment Banking Fees	937	809	923	941	1,045

Net Interest Income	830	806	735	721	663

Fees and Commissions	365	353	359	424	451

All Other Revenue	5	101	185	221	211

TOTAL OPERATING REVENUE	3,106	3,587	3,773	4,433	3,707

EXPENSE:

Compensation Expense	1,224	1,354	1,476	1,731	1,820

Noncompensation Expense (Excluding Intangibles)	653	807	859	874	989

TOTAL CASH EXPENSE	1,877	2,161	2,335	2,605	2,809

Amortization of Intangibles	37	32	37	36	41

TOTAL OPERATING EXPENSE	1,914	2,193	2,372	2,641	2,850

Operating Margin	1,192	1,394	1,401	1,792	857

Credit Costs	619	270	169	97	141

Operating Income Before Taxes	573	1,124	1,232	1,695	716

Income Taxes	227	441	469	668	256

OPERATING EARNINGS	$346	$683	$763	$1,027	$460

CASH OPERATING EARNINGS	$379	$712	$795	$1,059	$497

Average Common Equity	$19,091	$18,610	$19,070	$20,500	$20,930

Average Assets	510,817	514,637	506,838	511,813	487,878

SVA	(203)	144	217	443	(144)

Cash Return on Common Equity	7.8%	15.1%	16.6%	20.8%	9.3%

Cash Overhead Ratio	60	60	62	59	76

Compensation Expense as a % of Operating Revenue	39	38	39	39	49

TRADING-RELATED REVENUE

Equities	$90	$230	$412	$478	$229

Fixed Income and Other	879	1,288	1,159	1,648	1,108

Total	$969	$1,518	$1,571	$2,126	$1,337

INVESTMENT BANKING FEES

Advisory	$269	$331	$303	$349	$462

Underwriting and Other Fees	668	478	620	592	583

Total	$937	$809	$923	$941	$1,045

MARKET SHARE/ RANKINGS: (b)

Global Syndicated Loans (c)	23.6% / #1	21.6% / #1	30.7% / #1	26.6% / #1	22.9% / #1

U.S. Investment Grade Bonds	13.9% / #2	15.7% / #2	13.8% / #2	15.7% / #2	15.2% / #2

Global High Yield Corporate Debt	16.9% / #2	11.7% / #3	9.9% / #5	5.7% / #9	7.6% / #3

Global Announced M&A	25.8% / #3	31.8% / #5	12.1% / #8	19.0% / #4	14.7% / #6

U.S. Equity and Equity-Related	7.5% / #6	7.2% / #7	2.1% / #9	0.9% / #9	0.9% / #12

[Additional columns below]

[Continued from above table, first column(s) repeated]

	4QTR 2001						2001
	Over (Under)						Over (Under)

					FULL YEAR				Proforma

	3Q 2001		4Q 2000		2001	2000	2000		2000 (a)

OPERATING INCOME STATEMENT

REVENUE:

Trading Revenue (Including Trading NII)	(36)%		(28)%		$6,184	$6,820	(9)%		(10)%

Investment Banking Fees	16		(10)		3,610	4,356	(17)		(20)

Net Interest Income	3		25		3,092	2,596	19		14

Fees and Commissions	3		(19)		1,501	1,554	(3)		(21)

All Other Revenue	(95)		(98)		512	637	(20)		(31)

TOTAL OPERATING REVENUE	(13)		(16)		14,899	15,963	(7)		(11)

EXPENSE:

Compensation Expense	(10)		(33)		5,785	6,641	(13)		(19)

Noncompensation Expense (Excluding Intangibles)	(19)		(34)		3,193	3,423	(7)		(10)

TOTAL CASH EXPENSE	(13)		(33)		8,978	10,064	(11)		(16)

Amortization of Intangibles	16		(10)		142	93	53		(7)

TOTAL OPERATING EXPENSE	(13)		(33)		9,120	10,157	(10)		(16)

Operating Margin	(14)		39		5,779	5,806	—		(2)

Credit Costs	129		339		1,155	255	353		328

Operating Income Before Taxes	(49)		(20)		4,624	5,551	(17)		(18)

Income Taxes	(49)		(11)		1,805	2,142	(16)		(17)

OPERATING EARNINGS	(49)		(25)		$2,819	$3,409	(17)		(19)

CASH OPERATING EARNINGS	(47)		(24)		$2,945	$3,486	(16)		(18)

Average Common Equity	3%		(9)%		$19,312	$18,796	3%		(4)%

Average Assets	(1)		5		511,034	471,283	8		7

SVA	NM		(41)		601	1,187	(49)		(48)

Cash Return on Common Equity	(730	)bp	(150	)bp	15.1%	18.3%	(320	)bp	(260	)bp

Cash Overhead Ratio	—		(1,600)		60	63	(300)		(400)

Compensation Expense as a % of Operating Revenue	100		(1,000)		39	42	(300)		(300)

TRADING-RELATED REVENUE

Equities	(61)%		(61)%		$1,210	$1,636	(26)%		(29)%

Fixed Income and Other	(32)		(21)		4,974	5,184	(4)		(4)

Total	(36)		(28)		$6,184	$6,820	(9)		(10)

INVESTMENT BANKING FEES

Advisory	(19)%		(42)%		$1,252	$1,801	(30)%		(34)%

Underwriting and Other Fees	40		15		2,358	2,555	(8)		(10)

Total	16		(10)		$3,610	$4,356	(17)		(20)

MARKET SHARE/ RANKINGS: (b)

Global Syndicated Loans (c)					26.0% / #1	22.9% / #1

U.S. Investment Grade Bonds					14.8% / #2	16.4% / #2

Global High Yield Corporate Debt					9.8% / #4	10.0% / #5

Global Announced M&A					22.3% / #5	16.7% / #6

U.S. Equity and Equity-Related					4.2% / #8	5.3% / #6

(a)	Pro forma results assume that the purchase of Flemings occurred at the beginning of 2000.

(b)	Derived from Thomson Financial Securities Data. Global announced M&A based on rank value; all others based on proceeds, with full credit to each book manager/equal if joint.

(c)	In 2001, data reflects the Bookrunner title for all regions. Data before 2001 combined the Bookrunner title in the Americas with the Mandated Arranger title elsewhere, since global Bookrunner data was not published.

Note: Prior periods have been restated to conform with current methodologies.

J.P. MORGAN CHASE & CO.

INVESTMENT MANAGEMENT & PRIVATE BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratios)

	4QTR		3QTR	2QTR	1QTR	4QTR
	2001		2001	2001	2001	2000

OPERATING INCOME STATEMENT

REVENUE:

Fees and Commissions	$555		$558	$591	$596	$655

Net Interest Income	136		128	138	145	161

All Other Revenue	38		50	72	78	94

TOTAL OPERATING REVENUE	729		736	801	819	910

EXPENSE:

Compensation Expense	286		299	341	377	386

Noncompensation Expense (Excluding Intangibles)	295		275	305	308	339

TOTAL CASH EXPENSE	581		574	646	685	725

Amortization of Intangibles	72		75	71	71	71

TOTAL OPERATING EXPENSE	653		649	717	756	796

Operating Margin	76		87	84	63	114

Credit Costs	5		6	—	5	6

Operating Income Before Taxes	71		81	84	58	108

Income Taxes	27		32	31	23	40

OPERATING EARNINGS	$44		$49	$53	$35	$68

CASH OPERATING EARNINGS	$115		$124	$123	$105	$138

Average Common Equity	$5,980		$5,951	$6,066	$6,318	$6,473

Average Assets	33,817		34,038	33,512	35,247	34,518

SVA	(68)		(58)	(61)	(85)	(60)

Cash Return on Common Equity	7.5%		8.1%	8.0%	6.6%	8.3%

Cash Overhead Ratio	80		78	81	84	80

(In billions)

ASSETS UNDER MANAGEMENT (b)	$605	(c)	$584	$611	$608	$638

Private Banking	141	(c)	137	144	146	152

Institutional	404	(c)	390	406	404	424

Retail	60	(c)	57	61	58	62

ASSETS UNDER MANAGEMENT	$605	(c)	$584	$611	$608	$638

Americas	441	(c)	423	433	429	440

Europe and Asia	164	(c)	161	178	179	198

ASSETS UNDER MANAGEMENT	$605	(c)	$584	$611	$608	$638

Fixed Income and Cash	329	(c)	314	308	310	297

Equities and Other	276	(c)	270	303	298	341

ASSETS UNDER SUPERVISION (d)

Private Banking	$302	(c)	$302	$316	$320	$342

[Additional columns below]

[Continued from above table, first column(s) repeated]

	4QTR 2001				2001
	Over (Under)				Over (Under)

			FULL YEAR			Proforma

	3Q 2001	4Q 2000	2001	2000	2000	2000 (a)

OPERATING INCOME STATEMENT

REVENUE:

Fees and Commissions	(1)%	(15)%	$2,300	$2,240	3%	(12)%

Net Interest Income	6	(16)	547	645	(15)	(16)

All Other Revenue	(24)	(60)	238	477	(50)	(58)

TOTAL OPERATING REVENUE	(1)	(20)	3,085	3,362	(8)	(20)

EXPENSE:

Compensation Expense	(4)	(26)	1,303	1,406	(7)	(18)

Noncompensation Expense (Excluding Intangibles)	7	(13)	1,183	1,110	7	(5)

TOTAL CASH EXPENSE	1	(20)	2,486	2,516	(1)	(13)

Amortization of Intangibles	(4)	1	289	144	101	99

TOTAL OPERATING EXPENSE	1	(18)	2,775	2,660	4	(7)

Operating Margin	(13)	(33)	310	702	(56)	(64)

Credit Costs	(17)	(17)	16	26	(38)	(38)

Operating Income Before Taxes	(12)	(34)	294	676	(57)	(64)

Income Taxes	(16)	(33)	113	251	(55)	(63)

OPERATING EARNINGS	(10)	(35)	$181	$425	(57)	(65)

CASH OPERATING EARNINGS	(7)	(17)	$467	$567	(18)	(30)

Average Common Equity	—%	(8)%	$6,077	$4,283	42%	(7)%

Average Assets	(1)	(2)	34,149	30,472	12	(4)

SVA	(17)	(13)	(272)	44	NM	(119)

Cash Return on Common Equity	(60)bp	(80)bp	7.5%	13.0%	(550)bp	(260)bp

Cash Overhead Ratio	200	—	81	75	600	700

(In billions)

ASSETS UNDER MANAGEMENT (b)	4%	(5)%

Private Banking	3	(7)

Institutional	4	(5)

Retail	5	(3)

ASSETS UNDER MANAGEMENT	4	(5)

Americas	4	—

Europe and Asia	2	(17)

ASSETS UNDER MANAGEMENT	4	(5)

Fixed Income and Cash	5	11

Equities and Other	2	(19)

ASSETS UNDER SUPERVISION (d)

Private Banking

(a)	Pro forma results assume that the purchase of Flemings occurred at the beginning of 2000.

(b)	Assets under management represent assets actively managed by Investment Management & Private Banking on behalf of institutional and Private Banking clients. Excludes assets managed at American Century Companies Inc.

(c)	Estimated

(d)	Assets under supervision represent assets under management as well as custody, restricted stock, deposit, brokerage and loan accounts.

Note: Prior periods have been restated to conform with current methodologies.

J.P. MORGAN CHASE & CO.

TREASURY & SECURITIES SERVICES
FINANCIAL HIGHLIGHTS
(in millions, except ratios)

	4QTR	3QTR	2QTR	1QTR	4QTR
	2001	2001	2001	2001	2000

OPERATING INCOME STATEMENT

REVENUE:

Fees and Commissions	$522	$511	$521	$505	$495

Net Interest Income	333	358	342	358	368

All Other Revenue	35	57	49	41	51

TOTAL OPERATING REVENUE	890	926	912	904	914

EXPENSE:

Compensation Expense	276	287	287	298	256

Noncompensation Expense (Excluding Intangibles)	354	353	370	338	374

TOTAL CASH EXPENSE	630	640	657	636	630

Amortization of Intangibles	22	20	21	19	18

TOTAL OPERATING EXPENSE	652	660	678	655	648

Operating Margin	238	266	234	249	266

Credit Costs	4	1	2	1	1

Operating Income Before Taxes	234	265	232	248	265

Income Taxes	86	98	85	92	98

OPERATING EARNINGS	$148	$167	$147	$156	$167

CASH OPERATING EARNINGS	$168	$185	$166	$174	$184

Average Common Equity	$2,865	$2,898	$3,022	$2,861	$2,881

Average Assets	17,891	18,492	18,614	17,204	17,301

SVA	81	96	74	88	96

Cash Return on Common Equity	23.2%	25.2%	21.8%	24.5%	25.2%

Cash Overhead Ratio	71	69	72	70	69

OPERATING REVENUE BY BUSINESS:

Treasury Services	$353	$346	$335	$322	$356

Investor Services	352	400	392	399	398

Institutional Trust Services	179	175	180	179	156

Other	6	5	5	4	4

Total Treasury & Securities Services	$890	$926	$912	$904	$914

[Additional columns below]

[Continued from above table, first column(s) repeated]

	4QTR 2001				2001
	Over (Under)		FULL YEAR		Over (Under)

	3Q 2001	4Q 2000	2001	2000	2000

OPERATING INCOME STATEMENT

REVENUE:

Fees and Commissions	2%	5%	$2,059	$1,937	6%

Net Interest Income	(7)	(10)	1,391	1,403	(1)

All Other Revenue	(39)	(31)	182	224	(19)

TOTAL OPERATING REVENUE	(4)	(3)	3,632	3,564	2

EXPENSE:

Compensation Expense	(4)	8	1,148	1,071	7

Noncompensation Expense (Excluding Intangibles)	—	(5)	1,415	1,418	—

TOTAL CASH EXPENSE	(2)	—	2,563	2,489	3

Amortization of Intangibles	10	22	82	70	17

TOTAL OPERATING EXPENSE	(1)	1	2,645	2,559	3

Operating Margin	(11)	(11)	987	1,005	(2)

Credit Costs	300	300	8	4	100

Operating Income Before Taxes	(12)	(12)	979	1,001	(2)

Income Taxes	(12)	(12)	361	372	(3)

OPERATING EARNINGS	(11)	(11)	$618	$629	(2)

CASH OPERATING EARNINGS	(9)	(9)	$693	$693	—

Average Common Equity	(1)%	(1)%	$2,912	$2,855	2%

Average Assets	(3)	3	18,053	16,591	9

SVA	(16)	(16)	339	344	(1)

Cash Return on Common Equity	(200)bp	(200)bp	23.6%	24.0%	(40)bp

Cash Overhead Ratio	200	200	71	70	100

OPERATING REVENUE BY BUSINESS:

Treasury Services	2%	(1)%	$1,356	$1,311	3%

Investor Services	(12)	(12)	1,543	1,613	(4)

Institutional Trust Services	2	15	713	620	15

Other	20	50	20	20	—

Total Treasury & Securities Services	(4)	(3)	$3,632	$3,564	2

Note: Prior periods have been restated to conform with current methodologies.

J.P. MORGAN CHASE & CO.

JPMORGAN PARTNERS
FINANCIAL HIGHLIGHTS
(in millions, except ratios)

	4QTR	3QTR	2QTR	1QTR	4QTR
	2001	2001	2001	2001	2000

OPERATING INCOME STATEMENT

REVENUE:

Private Equity:

Realized Gains (Losses)	$119	$203	$(60)	$413	$372

Unrealized Gains (Losses)	(504)	(306)	(766)	(281)	(465)

Total Private Equity Gains (Losses)	(385)	(103)	(826)	132	(93)

Net Interest Income (Loss)	(82)	(87)	(81)	(85)	(94)

Fees and Other Revenue	22	11	14	13	51

TOTAL OPERATING REVENUE	(445)	(179)	(893)	60	(136)

EXPENSE:

Compensation Expense	38	33	33	42	30

Noncompensation Expense (Excluding Intangibles)	53	34	39	54	52

TOTAL CASH EXPENSE	91	67	72	96	82

Amortization of Intangibles	7	7	7	6	7

TOTAL OPERATING EXPENSE	98	74	79	102	89

Operating Margin	(543)	(253)	(972)	(42)	(225)

Credit Costs	—	—	—	—	—

Operating Income (Loss) Before Taxes	(543)	(253)	(972)	(42)	(225)

Income Taxes (Benefit)	(192)	(91)	(343)	(15)	(81)

OPERATING EARNINGS (LOSS)	$(351)	$(162)	$(629)	$(27)	$(144)

CASH OPERATING EARNINGS (LOSS)	$(346)	$(157)	$(624)	$(21)	$(139)

Average Common Equity	$6,019	$5,994	$6,494	$7,019	$7,461

Average Assets	11,098	10,750	11,684	13,159	12,961

SVA	(575)	(386)	(870)	(283)	(423)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	4QTR 2001				2001
	Over (Under)		FULL YEAR		Over (Under)

	3Q 2001	4Q 2000	2001	2000	2000

OPERATING INCOME STATEMENT

REVENUE:

Private Equity:

Realized Gains (Losses)	(41)%	(68)%	$675	$2,041	(67)%

Unrealized Gains (Losses)	(65)	(8)	(1,857)	(1,053)	(76)

Total Private Equity Gains (Losses)	(274)	(314)	(1,182)	988	NM

Net Interest Income (Loss)	6	13	(335)	(309)	(8)

Fees and Other Revenue	100	(57)	60	110	(45)

TOTAL OPERATING REVENUE	(149)	(227)	(1,457)	789	NM

EXPENSE:

Compensation Expense	15	27	146	166	(12)

Noncompensation Expense (Excluding Intangibles)	56	2	180	239	(25)

TOTAL CASH EXPENSE	36	11	326	405	(20)

Amortization of Intangibles	—	—	27	21	29

TOTAL OPERATING EXPENSE	32	10	353	426	(17)

Operating Margin	(115)	(141)	(1,810)	363	NM

Credit Costs	NM	NM	—	—	NM

Operating Income (Loss) Before Taxes	(115)	(141)	(1,810)	363	NM

Income Taxes (Benefit)	(111)	(137)	(641)	119	NM

OPERATING EARNINGS (LOSS)	(117)	(144)	$(1,169)	$244	NM

CASH OPERATING EARNINGS (LOSS)	(120)	(149)	$(1,148)	$258	NM

Average Common Equity	—%	(19)%	$6,377	$7,526	(15)%

Average Assets	3	(14)	11,665	13,319	(12)

SVA	(49)	(36)	(2,114)	(888)	(138)

Note: Prior periods have been restated to conform with current methodologies.

J.P. MORGAN CHASE & CO.
JPMORGAN PARTNERS
INVESTMENT PORTFOLIO — PRIVATE AND PUBLIC SECURITIES
(in millions, except ratios)

						Dec 31, 2001

	Dec 31st	Sep 30th	Jun 30th	Mar 31st	Dec 31st	Over (Under)

	2001	2001	2001	2001	2000	Sep 30, 01	Dec 31, 00

PORTFOLIO INFORMATION
Public Securities (163 companies) (a) (b)

Carrying Value	$998	$1,149	$1,680	$1,611	$1,859	(13)%	(46)%

Cost	802	829	974	1,018	967	(3)	(17)

Private Direct Securities (959 companies) (b)

Carrying Value	6,289	6,371	6,089	7,144	7,538	(1)	(17)

Cost	7,544	7,322	6,998	7,318	7,480	3	1

Private Fund Investments (338 funds) (b)

Carrying Value	1,910	2,108	2,086	2,122	2,362	(9)	(19)

Cost	2,182	2,217	2,201	2,141	2,379	(2)	(8)

Total Investment Portfolio — Carrying Value	$9,197	$9,628	$9,855	$10,877	$11,759	(4)	(22)

Total Investment Portfolio — Cost	$10,528	$10,368	$10,173	$10,477	$10,826	2	(3)

Public Securities Investments at December 31, 2001

			Quoted
			Public
	Symbol	Shares	Value	Cost

TRITON PCS HOLDING, INC.	TPC	16.0	$469	$70

TELECORP PCS	TLCP	7.7	96	5

FISHER SCIENTIFIC INTERNATIONAL	FSH	3.0	86	27

DJ ORTHOPEDICS, INC.	DJO	5.9	78	54

PACKAGING CORP OF AMERICA	PKG	3.9	70	18

ENCORE ACQUISITION COMPANY	EAC	4.9	65	34

GUITAR CENTER INC.	GTRC	4.7	63	50

1-800 FLOWERS.COM	FLWS	3.9	61	14

AMERICAN TOWER CORP.	AMT	5.9	55	19

CROWN MEDIA HOLDINGS INC.	CRWN	2.7	31	40

Top Ten Public Securities			$1,074	$331

Other Public Securities (153 companies)			315	471

Total Public Securities (163 companies)			$1,389	$802

(a)	Publicly traded positions only.

(b)	Represents the number of companies and funds at December 31, 2001.

J.P. MORGAN CHASE & CO.
RETAIL & MIDDLE MARKET FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS
(in millions, except ratios)

	4QTR	3QTR	2QTR	1QTR	4QTR

	2001	2001	2001	2001	2000

OPERATING INCOME STATEMENT
REVENUE:

Net Interest Income	$1,821	$1,779	$1,715	$1,632	$1,584

Fees and Commissions	772	782	840	465	741

Securities Gains	61	1	—	316	151

All Other Revenue	214	223	119	175	115

TOTAL OPERATING REVENUE	2,868	2,785	2,674	2,588	2,591

EXPENSE:

Compensation Expense	617	627	604	573	560

Noncompensation Expense (Excluding Intangibles)	809	755	751	732	793

TOTAL CASH EXPENSE	1,426	1,382	1,355	1,305	1,353

Amortization of Intangibles	47	45	45	44	48

TOTAL OPERATING EXPENSE	1,473	1,427	1,400	1,349	1,401

Operating Margin	1,395	1,358	1,274	1,239	1,190

Credit Costs	918	712	609	564	520

Operating Income Before Taxes	477	646	665	675	670

Income Taxes	178	247	257	265	260

OPERATING EARNINGS	$299	$399	$408	$410	$410

CASH OPERATING EARNINGS	$343	$441	$451	$453	$456

Average Common Equity	$8,847	$8,738	$8,497	$8,239	$8,360

Average Managed Assets (a)	168,983	166,963	166,691	158,965	153,623

SVA	73	174	193	205	200

Cash Return on Common Equity	15.3%	19.9%	21.1%	22.1%	21.5%

Cash Overhead Ratio	50	50	51	50	52

RETAIL & MIDDLE MARKET FINANCIAL SERVICES’ BUSINESSES
CARDMEMBER SERVICES:

Operating Revenues	$1,247	$1,134	$1,058	$988	$995

Cash Operating Earnings	196	149	133	117	147

HOME FINANCE:

Operating Revenues	$425	$449	$394	$343	$330

Cash Operating Earnings	83	115	90	83	74

REGIONAL BANKING GROUP:

Operating Revenues	$712	$743	$760	$770	$784

Cash Operating Earnings	110	124	130	140	128

MIDDLE MARKETS:

Operating Revenues	$292	$299	$298	$310	$300

Cash Operating Earnings	65	77	72	85	77

AUTO FINANCE:

Operating Revenues	$160	$137	$133	$110	$106

Cash Operating Earnings	35	32	35	21	22

[Additional columns below]

[Continued from above table, first column(s) repeated]

	4QTR 2001						2001
	Over (Under)				FULL YEAR		Over (Under)

	3Q 2001		4Q 2000		2001	2000	2000

OPERATING INCOME STATEMENT

REVENUE:

Net Interest Income		2%		15%	$6,947	$6,319		10%

Fees and Commissions		(1)		4	2,859	3,147		(9)

Securities Gains	NM			(60)	378	252		50

All Other Revenue		(4)		86	731	458		60

TOTAL OPERATING REVENUE		3		11	10,915	10,176		7

EXPENSE:

Compensation Expense		(2)		10	2,421	2,248		8

Noncompensation Expense (Excluding Intangibles)		7		2	3,047	3,026		1

TOTAL CASH EXPENSE		3		5	5,468	5,274		4

Amortization of Intangibles		4		(2)	181	196		(8)

TOTAL OPERATING EXPENSE		3		5	5,649	5,470		3

Operating Margin		3		17	5,266	4,706		12

Credit Costs		29		77	2,803	2,083		35

Operating Income Before Taxes		(26)		(29)	2,463	2,623		(6)

Income Taxes		(28)		(32)	947	1,024		(8)

OPERATING EARNINGS		(25)		(27)	$1,516	$1,599		(5)

CASH OPERATING EARNINGS		(22)		(25)	$1,688	$1,785		(5)

Average Common Equity		1%		6%	$8,582	$8,556		—%

Average Managed Assets (a)		1		10	165,432	148,283		12

SVA		(58)		(64)	645	738		(13)

Cash Return on Common Equity	(460	)bp	(620	)bp	19.5%	20.6%	(110	)bp

Cash Overhead Ratio		—		(200)	50	52		(200)

RETAIL & MIDDLE MARKET FINANCIAL SERVICES’ BUSINESSES
CARDMEMBER SERVICES:

Operating Revenues		10%		25%	$4,427	$3,797		17%

Cash Operating Earnings		32		33	595	511		16

HOME FINANCE:

Operating Revenues		(5)		29	$1,611	$1,317		22

Cash Operating Earnings		(28)		12	371	308		20

REGIONAL BANKING GROUP:

Operating Revenues		(4)		(9)	$2,985	$3,128		(5)

Cash Operating Earnings		(11)		(14)	504	549		(8)

MIDDLE MARKETS:

Operating Revenues		(2)		(3)	$1,199	$1,230		(3)

Cash Operating Earnings		(16)		(16)	299	322		(7)

AUTO FINANCE:

Operating Revenues		17		51	$540	$331		63

Cash Operating Earnings		9		59	123	39		215

(a)	Excludes the impact of credit card securitizations.

Note: Prior periods have been restated to conform with current methodologies.

SUPPLEMENTAL DETAIL

J.P. MORGAN CHASE & CO.
NONINTEREST REVENUE AND NONINTEREST EXPENSE DETAIL ON A REPORTED BASIS
(in millions)

						4QTR 2001
	4QTR	3QTR	2QTR	1QTR	4QTR	Over (Under)

	2001	2001	2001	2001	2000	3Q 2001	4Q 2000

NONINTEREST REVENUE
Investment Banking Fees:

Advisory	$271	$329	$308	$340	$407	(18)%	(33)%

Underwriting and Other Fees	660	482	621	601	644	37	2

Total	$931	$811	$929	$941	$1,051	15	(11)

Trading-Related Revenue: (a)

Equities	$101	$251	$450	$505	$262	(60)	(61)

Fixed Income and Other	803	1,363	1,144	1,662	1,152	(41)	(30)

Total	$904	$1,614	$1,594	$2,167	$1,414	(44)	(36)

Fees and Commissions:

Investment Management, Custody and Processing Services	$939	$918	$943	$974	$1,008	2	(7)

Credit Card Revenue	662	548	465	433	460	21	44

Brokerage and Investment Services	305	268	308	363	343	14	(11)

Mortgage Servicing Fees, Net of Amortization and Writedowns	(81)	9	75	(233)	21	NM	NM

Other Lending-Related Service Fees	118	125	122	130	143	(6)	(17)

Deposit Service Charges	277	262	258	226	238	6	16

Other Fees	204	201	217	172	174	1	17

Total	$2,424	$2,331	$2,388	$2,065	$2,387	4	2

Other Revenue:

Residential Mortgage Origination/Sales Activities	$156	$151	$146	$99	$59	3	164

Gains on Sales of Nonstrategic Assets	—	—	—	—	1,226	NM	NM

Loss on Economic Hedge of the Flemings Purchase Price (b)	—	—	—	—	—	NM	NM

All Other Revenue	(11)	61	128	147	197	NM	NM

Total	$145	$212	$274	$246	$1,482	(32)	(90)

NONINTEREST EXPENSE
Other Expense:

Professional Services	$289	$267	$288	$295	$365	8	(21)

Outside Services	156	181	166	166	171	(14)	(9)

Marketing	179	137	144	141	173	31	3

Travel and Entertainment	78	116	137	122	143	(33)	(45)

All Other	321	291	312	338	375	10	(14)

Total	$1,023	$992	$1,047	$1,062	$1,227	3	(17)

[Additional columns below]

[Continued from above table, first column(s) repeated]

			2001
	FULL YEAR		Over (Under)

	2001	2000	2000

NONINTEREST REVENUE
Investment Banking Fees:

Advisory	$1,248	$1,523	(18)%

Underwriting and Other Fees	2,364	2,839	(17)

Total	$3,612	$4,362	(17)

Trading-Related Revenue: (a)

Equities	$1,307	$1,797	(27)

Fixed Income and Other	4,972	5,345	(7)

Total	$6,279	$7,142	(12)

Fees and Commissions:

Investment Management, Custody and Processing Services	$3,774	$3,628	4

Credit Card Revenue	2,108	1,771	19

Brokerage and Investment Services	1,244	1,228	1

Mortgage Servicing Fees, Net of Amortization and Writedowns	(230)	441	NM

Other Lending-Related Service Fees	495	590	(16)

Deposit Service Charges	1,023	906	13

Other Fees	794	665	19

Total	$9,208	$9,229	—

Other Revenue:

Residential Mortgage Origination/Sales Activities	$552	$194	185

Gains on Sales of Nonstrategic Assets	—	1,307	NM

Loss on Economic Hedge of the Flemings Purchase Price (b)	—	(176)	NM

All Other Revenue	325	964	(66)

Total	$877	$2,289	(62)

NONINTEREST EXPENSE
Other Expense:

Professional Services	$1,139	$1,203	(5)

Outside Services	669	648	3

Marketing	601	595	1

Travel and Entertainment	453	490	(8)

All Other	1,262	1,433	(12)

Total	$4,124	$4,369	(6)

(a)	Includes trading-related net interest income.

(b)	Loss is the result of the economic hedge of the purchase price of Flemings prior to its acquisition.

J.P. MORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEET
(in millions)

						Dec 31, 2001
	Dec 31st	Sep 30th	Jun 30th	Mar 31st	Dec 31st	Over (Under)

	2001	2001	2001	2001	2000	Sep 30, 01	Dec 31, 00

ASSETS
Cash and Due from Banks	$22,600	$22,299	$24,219	$22,371	$23,972	1%	(6)%

Deposits with Banks	12,743	9,341	11,903	7,979	8,333	36	53

Federal Funds Sold and Securities Purchased under Resale Agreements	63,727	78,997	61,308	71,147	69,474	(19)	(8)

Securities Borrowed	36,580	37,499	38,296	37,264	32,371	(2)	13

Trading Assets:

Debt and Equity Instruments	118,248	165,143	139,135	138,270	139,249	(28)	(15)

Derivative Receivables	71,157	85,407	68,910	78,907	76,373	(17)	(7)

Securities	59,760	66,468	68,488	69,731	73,695	(10)	(19)

Loans (Net of Allowance for Loan Losses)	212,920	219,411	216,245	213,116	212,385	(3)	—

Goodwill and Other Intangibles	15,347	14,683	16,224	15,351	15,833	5	(3)

Private Equity Investments	9,197	9,628	9,855	10,877	11,428	(4)	(20)

Other Assets	71,296	90,424	58,119	48,611	52,235	(21)	36

TOTAL ASSETS	$693,575	$799,300	$712,702	$713,624	$715,348	(13)	(3)

LIABILITIES

Deposits:

Noninterest-Bearing	$76,974	$72,734	$64,231	$59,686	$62,713	6	23

Interest-Bearing	216,676	208,870	212,573	212,886	216,652	4	—

Total Deposits	293,650	281,604	276,804	272,572	279,365	4	5

Federal Funds Purchased and Securities Sold under Repurchase Agreements	128,445	181,775	155,062	145,703	131,738	(29)	(2)

Commercial Paper	18,510	19,299	19,985	16,281	24,851	(4)	(26)

Other Borrowed Funds	10,835	21,941	18,418	28,716	19,840	(51)	(45)

Trading Liabilities:

Debt and Equity Instruments	52,988	58,594	53,571	52,501	52,157	(10)	2

Derivative Payables	56,063	70,817	62,373	73,312	76,517	(21)	(27)

Accounts Payable, Accrued Expenses and Other Liabilities (Including the Allowance for Credit Losses)	47,813	75,231	38,157	33,575	40,754	(36)	17

Long-Term Debt	39,183	42,315	40,917	42,609	43,299	(7)	(10)

Guaranteed Preferred Beneficial Interests in the Firm’s Junior Subordinated Deferrable Interest Debentures	4,439	4,439	4,439	4,439	3,939	—	13

TOTAL LIABILITIES	651,926	756,015	669,726	669,708	672,460	(14)	(3)

PREFERRED STOCK OF SUBSIDIARY	550	550	550	550	550	—	—

STOCKHOLDERS’ EQUITY

Preferred Stock	1,009	1,009	1,025	1,362	1,520	—	(34)

Common Stock	1,997	1,993	1,990	1,984	1,940	—	3

Capital Surplus	12,495	12,244	12,000	11,663	11,598	2	8

Retained Earnings	26,993	28,021	28,265	28,592	28,096	(4)	(4)

Accumulated Other Comprehensive Income (Loss)	(442)	267	(834)	(214)	(241)	NM	(83)

Treasury Stock, at Cost	(953)	(799)	(20)	(21)	(575)	(19)	(66)

TOTAL STOCKHOLDERS’ EQUITY	41,099	42,735	42,426	43,366	42,338	(4)	(3)

TOTAL LIABILITIES, PREFERRED STOCK OF SUBSIDIARY AND STOCKHOLDERS’ EQUITY	$693,575	$799,300	$712,702	$713,624	$715,348	(13)	(3)

J.P. MORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEET AND ANNUALIZED YIELDS
(in millions, except rates)

	4QTR	3QTR	2QTR	1QTR	4QTR
	2001	2001	2001	2001	2000

AVERAGE BALANCES
ASSETS

Deposits with Banks	$10,810	$8,583	$9,535	$7,517	$10,209

Federal Funds Sold and Securities Purchased under Resale Agreements	85,582	80,396	86,556	82,836	80,405

Securities and Trading Assets	188,988	200,161	194,736	200,872	197,636

Securities Borrowed	39,213	38,122	38,006	37,261	36,887

Loans	218,625	224,125	217,447	219,133	215,422

Total Interest-Earning Assets	543,218	551,387	546,280	547,619	540,559

Noninterest-Earning Assets	196,557	185,891	189,488	183,339	163,065

TOTAL ASSETS	$739,775	$737,278	$735,768	$730,958	$703,624

LIABILITIES

Interest-Bearing Deposits	$223,314	$207,430	$215,987	$216,749	$215,147

Federal Funds Purchased and Securities Sold under Repurchase Agreements	164,714	170,708	167,126	152,675	149,237

Commercial Paper	17,134	21,307	17,818	17,963	21,889

Other Borrowings (a)	55,388	67,218	63,038	70,606	65,071

Long-Term Debt	44,964	44,788	45,173	47,445	46,723

Total Interest-Bearing Liabilities	505,514	511,451	509,142	505,438	498,067

Noninterest-Bearing Liabilities	191,098	182,757	183,118	182,218	163,113

TOTAL LIABILITIES	696,612	694,208	692,260	687,656	661,180

PREFERRED STOCK OF SUBSIDIARY	550	550	550	550	550

Preferred Stock	1,009	1,017	1,239	1,487	1,522

Common Stockholders’ Equity	41,604	41,503	41,719	41,265	40,372

TOTAL STOCKHOLDERS’ EQUITY	42,613	42,520	42,958	42,752	41,894

TOTAL LIABILITIES, PREFERRED STOCK OF SUBSIDIARY AND STOCKHOLDERS’ EQUITY	$739,775	$737,278	$735,768	$730,958	$703,624

AVERAGE RATES
INTEREST-EARNING ASSETS

Deposits with Banks	3.76%	4.64%	4.65%	7.51%	7.96%

Federal Funds Sold and Securities Purchased under Resale Agreements	3.18	4.19	4.98	5.86	6.27

Securities and Trading Assets	5.40	5.51	5.90	5.86	6.34

Securities Borrowed	2.00	3.17	3.66	5.37	6.80

Loans	5.97	6.54	7.55	8.27	8.66

Total Interest-Earning Assets	5.00	5.56	6.23	6.81	7.31

INTEREST-BEARING LIABILITIES

Interest-Bearing Deposits	2.52	3.48	3.94	4.93	5.40

Federal Funds Purchased and Securities Sold under Repurchase Agreements	2.63	3.81	4.29	5.67	6.22

Commercial Paper	2.30	3.53	4.39	5.98	6.21

Other Borrowings	6.17	5.31	6.04	5.64	6.37

Long-Term Debt	3.58	4.43	5.63	6.36	7.03

Total Interest-Bearing Liabilities	3.04	3.92	4.48	5.43	5.96

TOTAL INVESTABLE FUNDS	2.83	3.63	4.17	5.01	5.49

INTEREST RATE SPREAD	1.96%	1.64%	1.75%	1.38%	1.35%

NET INTEREST MARGIN	2.17%	1.93%	2.06%	1.80%	1.82%

NET INTEREST MARGIN ADJUSTED FOR SECURITIZATIONS	2.39%	2.13%	2.22%	1.96%	1.99%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	4QTR 2001						2001
	Over (Under)				FULL YEAR		Over (Under)

	3Q 2001		4Q 2000		2001	2000	2000

AVERAGE BALANCES
ASSETS

Deposits with Banks		26%		6%	$9,119	$9,404		(3)%

Federal Funds Sold and Securities Purchased under Resale Agreements		6		6	83,841	79,344		6

Securities and Trading Assets		(6)		(4)	196,166	178,770		10

Securities Borrowed		3		6	38,156	36,398		5

Loans		(2)		1	219,843	209,488		5

Total Interest-Earning Assets		(1)		—	547,125	513,404		7

Noninterest-Earning Assets		6		21	188,848	163,401		16

TOTAL ASSETS		—		5	$735,973	$676,805		9

LIABILITIES

Interest-Bearing Deposits		8		4	$215,865	$214,411		1

Federal Funds Purchased and Securities Sold under Repurchase Agreements		(4)		10	163,858	133,705		23

Commercial Paper		(20)		(22)	18,561	17,956		3

Other Borrowings (a)		(18)		(15)	64,029	59,247		8

Long-Term Debt		—		(4)	45,583	46,282		(2)

Total Interest-Bearing Liabilities		(1)		1	507,896	471,601		8

Noninterest-Bearing Liabilities		5		17	184,817	166,907		11

TOTAL LIABILITIES		—		5	692,713	638,508		8

PREFERRED STOCK OF SUBSIDIARY		—		—	550	550		—

Preferred Stock		(1)		(34)	1,186	1,571		(25)

Common Stockholders’ Equity		—		3	41,524	36,176		15

TOTAL STOCKHOLDERS’ EQUITY		—		2	42,710	37,747		13

TOTAL LIABILITIES, PREFERRED STOCK OF SUBSIDIARY AND STOCKHOLDERS’ EQUITY		—		5	$735,973	$676,805		9

AVERAGE RATES
INTEREST-EARNING ASSETS

Deposits with Banks	(88	)bp	(420	)bp	4.96%	8.22%	(326	)bp

Federal Funds Sold and Securities Purchased under Resale Agreements		(101)		(309)	4.54	5.99		(145)

Securities and Trading Assets		(11)		(94)	5.67	6.52		(85)

Securities Borrowed		(117)		(480)	3.52	6.30		(278)

Loans		(57)		(269)	7.07	8.23		(116)

Total Interest-Earning Assets		(56)		(231)	5.90	7.15		(125)

INTEREST-BEARING LIABILITIES

Interest-Bearing Deposits		(96)		(288)	3.70	5.05		(135)

Federal Funds Purchased and Securities Sold under Repurchase Agreements		(118)		(359)	4.06	5.85		(179)

Commercial Paper		(123)		(391)	4.03	6.24		(221)

Other Borrowings		86		(20)	5.77	7.03		(126)

Long-Term Debt		(85)		(345)	5.01	6.89		(188)

Total Interest-Bearing Liabilities		(88)		(292)	4.21	5.75		(154)

TOTAL INVESTABLE FUNDS		(80)		(266)	3.91	5.28		(137)

INTEREST RATE SPREAD		32		61	1.69%	1.40%		29

NET INTEREST MARGIN		24		35	1.99%	1.87%		12

NET INTEREST MARGIN ADJUSTED FOR SECURITIZATIONS		26		40	2.18%	2.06%		12

(a)	Includes securities sold but not yet purchased and structured notes and trust preferred notes.

J.P. MORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions, except ratios)

						Dec 31, 2001
	Dec 31st	Sep 30th	Jun 30th	Mar 31st	Dec 31st	Over (Under)

	2001	2001	2001	2001	2000	Sep 30, 01		Dec 31, 00

CREDIT-RELATED ASSETS
COMMERCIAL LOANS

Domestic Commercial	$66,436	$77,712	$74,563	$73,046	$76,207		(15)%		(13)%

Foreign Commercial	38,428	38,866	38,227	40,171	43,253		(1)		(11)

Total Commercial Loans	104,864	116,578	112,790	113,217	119,460		(10)		(12)

Derivative and FX Contracts	71,157	85,407	68,910	78,907	76,373		(17)		(7)

TOTAL COMMERCIAL CREDIT-RELATED	176,021	201,985	181,700	192,124	195,833		(13)		(10)

CONSUMER LOANS

Credit Card — Reported	19,387	19,255	19,531	19,835	18,495		1		5

Credit Card — Securitizations	21,424	18,724	17,753	16,625	17,871		14		20

Credit Card — Managed	40,811	37,979	37,284	36,460	36,366		7		12

1-4 Family Residential Mortgages	59,430	55,160	56,743	54,143	50,302		8		18

Auto Financings	25,667	24,448	23,322	21,457	19,802		5		30

Other Consumer	8,096	7,844	7,532	8,136	7,991		3		1

TOTAL MANAGED CONSUMER LOANS	134,004	125,431	124,881	120,196	114,461		7		17

TOTAL MANAGED CREDIT-RELATED ASSETS	$310,025	$327,416	$306,581	$312,320	$310,294		(5)		—

NONPERFORMING ASSETS AND RATIOS
COMMERCIAL LOANS

Domestic Commercial	$1,275	$1,438	$1,528	$1,209	$821		(11)		55

Foreign Commercial	722	580	362	428	613		24		18

Total Commercial Loans	1,997	2,018	1,890	1,637	1,434		(1)		39

Derivative and FX Contracts	170	46	88	109	37		270		359

TOTAL	2,167	2,064	1,978	1,746	1,471		5		47

CONSUMER LOANS

Credit Card — Reported	22	23	25	24	26		(4)		(15)

Credit Card — Securitizations	—	—	—	—	—	NM		NM

Credit Card — Managed	22	23	25	24	26		(4)		(15)

1-4 Family Residential Mortgages	280	273	263	254	269		3		4

Auto Financings	118	110	97	84	76		7		55

Other Consumer	79	53	16	15	13		49	NM

Total Consumer Loans	499	459	401	377	384		9		30

TOTAL	2,666	2,523	2,379	2,123	1,855		6		44

Assets Acquired in Loan Satisfactions	124	123	119	111	68		1		82

TOTAL	2,790	2,646	2,498	2,234	1,923		5		45

Other Receivables (a)	1,130	—	—	—	—	NM		NM

TOTAL NONPERFORMING ASSETS	$3,920 (b)	$2,646	$2,498	$2,234	$1,923		48		104

TOTAL NONPERFORMING ASSETS TO TOTAL ASSETS	0.57%	0.33%	0.35%	0.31%	0.27%	24	bp	30	bp

PAST DUE 90 DAYS AND OVER AND ACCRUING
COMMERCIAL LOANS

Domestic Commercial	$30	$19	$48	$114	$98		58%		(69)%

Foreign Commercial	5	44	34	—	1		(89)		400

TOTAL COMMERCIAL CREDIT-RELATED	35	63	82	114	99		(44)		(65)

CONSUMER LOANS
Credit Card — Reported	449	394	326	352	327		14		37

Credit Card — Securitizations	457	348	374	374	387		31		18

Credit Card — Managed	906	742	700	726	714		22		27

1-4 Family Residential Mortgages	—	—	—	3	2	NM		NM

Auto Financings	1	1	1	1	1		—		—

Other Consumer	36	28	66	69	71		29		(49)

TOTAL CONSUMER LOANS	943	771	767	799	788		22		20

TOTAL CR.-REL. ACCRUING ASSETS PAST DUE 90 DAYS	$978	$834	$849	$913	$887		17		10

(a)	This amount relates to the Enron surety receivables and letter of credit, which is the subject of litigation with credit-worthy entities.

(b)	Nonperforming assets have not been reduced for credit protection (single name credit default swaps and collateralized loan obligations) aggregating $42 million related to nonperforming counterparties.

J.P. MORGAN CHASE & CO.
CREDIT-RELATED INFORMATION (CONT.)
(in millions, except ratios)

						4QTR 2001
	4QTR	3QTR	2QTR	1QTR	4QTR	Over (Under)

	2001	2001	2001	2001	2000	3Q 2001		4Q 2000

NET CHARGE-OFFS
COMMERCIAL LOANS

Domestic Commercial	$388	$126	$177	$126	$88		208%		341%

Foreign Commercial	45	63	35	22	71		(29)		(37)

TOTAL COMMERCIAL LOANS	433	189	212	148	159		129		172

CONSUMER LOANS

Credit Card — Reported	274	264	234	218	172		4		59

Credit Card — Securitizations	264	270	273	241	245		(2)		8

Credit Card — Managed	538	534	507	459	417		1		29

1-4 Family Residential Mortgages	18	15	7	10	10		20		80

Auto Financings	50	32	26	29	26		56		92

Other Consumer	43	45	46	42	42		(4)		2

TOTAL CONSUMER LOANS	649	626	586	540	495		4		31

FFIEC CONFORMITY	—	—	—	—	93	NM		NM

TOTAL MANAGED NET CHARGE-OFFS	$1,082	$815	$798	$688	$747		33		45

NET CHARGE-OFF RATES — ANNUALIZED
COMMERCIAL LOANS

Domestic Commercial	2.04%	0.59%	0.90%	0.62%	0.42%	145	bp	162	bp

Foreign Commercial	0.53	0.79	0.46	0.24	0.77		(26)		(24)

TOTAL COMMERCIAL LOANS	1.58	0.65	0.77	0.50	0.53		93		105

CONSUMER LOANS

Credit Card — Reported	5.74	5.47	4.69	4.44	4.27		27		147

Credit Card — Securitizations	5.23	5.82	6.55	5.77	5.40		(59)		(17)

Credit Card — Managed	5.48	5.64	5.54	5.05	4.86		(16)		62

1-4 Family Residential Mortgages	0.12	0.10	0.05	0.08	0.08		2		4

Auto Financings	0.79	0.53	0.46	0.56	0.51		26		28

Other Consumer	2.12	2.33	2.30	1.91	1.82		(21)		30

TOTAL CONSUMER LOANS	1.98	1.96	1.89	1.83	1.74		2		24

TOTAL MANAGED NET CHARGE-OFF RATES	1.80	1.33	1.37	1.17	1.28		47		52

ALLOWANCE FOR LOAN LOSSES AND RATIOS
Allowance for Loan Losses (a)	$4,524	$3,874	$3,673	$3,672	$3,665		17%		23%

To Total Loans	2.08%	1.74%	1.67%	1.69%	1.70%	34	bp	38	bp

To Total Nonperforming Loans	181	156	160	182	202		2,500		(2,100)

To Total Nonperforming Assets	115	146	147	164	191		(3,100)		(7,600)

[Additional columns below]

[Continued from above table, first column(s) repeated]

			2001
	FULL YEAR		Over (Under)

	2001	2000	2000

NET CHARGE-OFFS
COMMERCIAL LOANS

Domestic Commercial	$817	$290		182%

Foreign Commercial	165	110		50

TOTAL COMMERCIAL LOANS	982	400		146

CONSUMER LOANS

Credit Card — Reported	990	693		43

Credit Card — Securitizations	1,048	977		7

Credit Card — Managed	2,038	1,670		22

1-4 Family Residential Mortgages	50	36		39

Auto Financings	137	89		54

Other Consumer	176	182		(3)

TOTAL CONSUMER LOANS	2,401	1,977		21

FFIEC CONFORMITY	—	93	NM

TOTAL MANAGED NET CHARGE-OFFS	$3,383	$2,470		37

NET CHARGE-OFF RATES-ANNUALIZED
COMMERCIAL LOANS

Domestic Commercial	1.02%	0.38%	64	bp

Foreign Commercial	0.50	0.25		25

TOTAL COMMERCIAL LOANS	0.87	0.33		54

CONSUMER LOANS

Credit Card — Reported	5.09	5.00		9

Credit Card — Securitizations	5.83	5.20		63

Credit Card — Managed	5.45	5.12		33

1-4 Family Residential Mortgages	0.09	0.08		1

Auto Financings	0.59	0.46		13

Other Consumer	2.17	1.88		29

TOTAL CONSUMER LOANS	1.92	1.82		10

TOTAL MANAGED NET CHARGE-OFF RATES	1.42	1.08		34

(a)	Represents period end balances for each respective quarter.

J.P. MORGAN CHASE & CO.
CREDIT-RELATED INFORMATION (CONT.)
(in millions)

		Secured /	Surety /	Debtor in
Enron Exposure	Unsecured	Joint Venture	Letter of Credit	Possession	Total

Exposure at December 19, 2001	$620	$604	$1,130	$250	$2,604

Payments	—	(85)	—	—	(85)

Charge-offs	(216)	(5)	—	—	(221)

Write-downs	(235)	—	—	—	(235)

Exposure at December 31, 2001	$169 (a)	$514 (b)	$1,130	$250	$2,063

Nonperforming Assets

Nonperforming Loans	$66	$32	$—	$—	$98

Nonperforming Derivatives	45	—	—	—	45

Nonperforming Other Receivables	—	—	1,130	—	1,130

Total Nonperforming Assets	$111	$32	$1,130	$—	$1,273

(a)	Includes $58 million in undrawn letters of credit.

(b)	Includes $400 million secured by pipelines, $74 million in credit-worthy joint ventures, and $40 million secured by other Enron assets.

J.P. MORGAN CHASE & CO.
CAPITAL

	4QTR		3QTR	2QTR	1QTR	4QTR
	2001		2001	2001	2001	2000

SOURCES AND USES OF TIER 1 CAPITAL
(in billions)

Sources of Free Cash Flow

Cash Operating Earnings Less Dividends	$(0.3	) (a)	$0.5	$0.2	$0.9	$0.3

Plus: Preferred Stock and Equivalents/Other Items	(0.7	) (a)	(0.6)	(0.7)	0.2	(0.1)

Less: Capital for Internal Asset Growth	1.5	(a)	(1.3)	(0.5)	(0.5)	1.3

Total Sources of Free Cash Flow	$0.5		$(1.4)	$(1.0)	$0.6	$1.5

Uses of Free Cash Flow

Increases (Decreases) in Capital Ratios	$0.6	(a)	$(1.9)	$(0.7)	$1.2	$1.6

Acquisitions	—	(a)	—	—	0.1	—

Repurchases Net of Stock Issuances	(0.1	) (a)	0.5	(0.3)	(0.7)	(0.1)

Total Uses of Free Cash Flow	$0.5		$(1.4)	$(1.0)	$0.6	$1.5

COMMON SHARES OUTSTANDING
(in millions)
Basic Weighted-Average Shares Outstanding	1,969.6		1,975.3	1,978.4	1,966.6	1,924.8

Diluted Weighted-Average Shares Outstanding	2,007.4		2,020.9	2,033.6	2,032.2	2,007.1

Common Shares Outstanding-at Period End	1,973.4		1,972.9	1,989.2	1,984.2	1,928.5

CASH DIVIDENDS DECLARED PER SHARE	$0.34		$0.34	$0.34	$0.34	$0.32

BOOK VALUE PER SHARE	20.32		21.15	20.81	21.17	21.17

SHARE PRICE
High	$40.95		$46.01	$50.60	$59.19	$48.13

Low	31.30		29.04	39.21	37.58	32.38

Close	36.35		34.15	44.60	44.90	45.44

CAPITAL RATIOS
Tier I Capital Ratio	8.3%	(a)	8.2%	8.7%	8.7%	8.5%

Total Capital Ratio	11.9	(a)	11.6	12.2	12.3	12.0

Tier I Leverage	5.2	(a)	5.3	5.4	5.4	5.4

[Additional columns below]

[Continued from above table, first column(s) repeated]

4QTR 2001	2001
Over (Under)	FULL YEAR	Over (Under)

3Q 2001	4Q 2000	2001	2000	2000

SOURCES AND USES OF TIER 1 CAPITAL
(in billions)

Sources of Free Cash Flow

Cash Operating Earnings Less Dividends	NM	NM	$1.3	(a)	$4.0	(68)%

Plus: Preferred Stock and Equivalents/Other Items	(17)%	NM	(1.8	) (a)	(0.1)	NM

Less: Capital for Internal Asset Growth	NM	15%	(0.8	) (a)	0.1	NM

Total Sources of Free Cash Flow	NM	(67)	$(1.3)	$4.0	NM

Uses of Free Cash Flow

Increases (Decreases) in Capital Ratios	NM	(63)	$(0.8	) (a)	$(0.1)	NM

Acquisitions	NM	NM	0.1	(a)	7.0	(99)

Repurchases Net of Stock Issuances	NM	—	(0.6	) (a)	(2.9)	79

Total Uses of Free Cash Flow	NM	(67)	$(1.3)	$4.0	NM

COMMON SHARES OUTSTANDING
(in millions)
Basic Weighted-Average Shares Outstanding	—	2	1,972.4	1,884.1	5

Diluted Weighted-Average Shares Outstanding	(1)	—	2,023.6	1,969.0	3

Common Shares Outstanding - at Period End	—	2	1,973.4	1,928.5	2

CASH DIVIDENDS DECLARED PER SHARE	—	6	$1.36	$1.28	6

BOOK VALUE PER SHARE	(4)	(4)

SHARE PRICE
High	(11)	(15)	$59.19	$67.17	(12)

Low	8	(3)	29.04	32.38	(10)

Close	6	(20)	36.35	45.44	(20)

CAPITAL RATIOS
Tier I Capital Ratio	10	bp	(20	)bp

Total Capital Ratio	30	(10)

Tier I Leverage	(10)	(20)

(a) Estimated

J.P. MORGAN CHASE & CO.

Glossary of Terms

Average Managed Assets: Excludes the impact of credit card securitizations.

bp: Denotes basis points; 100 bp equals 1%.

Cash Operating Earnings: Operating earnings excluding the impact of the amortization of intangibles.

Cash Overhead Ratio: Noninterest expense, excluding amortization of intangibles, as a percentage of the total of net interest income and noninterest revenue (excluding merger and restructuring costs and special items).

Corporate: Includes LabMorgan, Support Units and the effects remaining at the corporate level after the implementation of management accounting policies.

JPMorgan Partners (“JPMP”): JPMorgan Chase’s private equity business. Public securities held by JPMP are marked-to-market at the quoted public value less liquidity discounts, with the resulting unrealized gains/losses included in the income statement. JPMP’s valuation policy for public securities incorporates the use of liquidity discounts and price averaging methodologies in certain circumstances to take into account the fact that JPMP cannot immediately realize the quoted public values as a result of the regulatory, corporate and contractual sales restrictions generally imposed on these holdings. Private investments are initially carried at cost, which is viewed as an approximation of fair value. The carrying value of private investments is adjusted to reflect valuation changes resulting from unaffiliated party transactions and for evidence of a decline in value.

Lines of Business Results - All periods are on a comparable basis, although restatements may occur in future periods to reflect further alignment of management accounting policies or changes in organizational structures between businesses.

Managed Credit Card Receivables or Managed Basis: JPMorgan Chase uses this terminology to refer to its credit card receivables on the balance sheet plus credit card receivables that have been securitized.

N/A: Not available

NM: Not meaningful

Noncompensation Expense: Includes total operating expenses less compensation expense and amortization of intangibles.

Operating Basis or Operating Earnings: Reported results excluding the impact of credit card securitizations, merger and restructuring costs, special items and the net effect of a change in accounting principle.

Other Consumer Loans: Consists of installment loans (direct and indirect types of consumer finance), student loans, unsecured lines of credit and foreign consumer.

Overhead Ratio: Noninterest expense as a percentage of the total of net interest income and noninterest revenue (excluding merger and restructuring costs and special items).

Pro Forma Results: Assumes that the purchase of Robert Fleming Holdings Limited (“Flemings”) occurred at the beginning of 2000 and primarily affected Investment Bank, Investment Management & Private Banking and total consolidated results.

Reported Basis: Financial statements prepared under generally accepted accounting principles. The reported basis includes the impact of credit card securitizations, merger and restructuring costs, special items, and the net effect of the change in accounting principle.

SFAS 133: As a result of the adoption of Statement of Financial Accounting Standards (“SFAS”) 133 “Accounting for Derivative Instruments and Hedging Activities”, net income for the year ended 2001 includes the cumulative effect of a transition adjustment of $(25) million, net of taxes. The impact on each of basic and diluted earnings per share was $(0.01).

Shareholder Value Added (“SVA”): SVA is JPMorgan Chase’s primary performance measure of its businesses. SVA represents operating earnings excluding the amortization of goodwill and certain other intangibles (i.e., cash operating earnings) minus preferred dividends and an explicit charge for capital. JPMorgan Chase implemented an integrated cost of capital during the first quarter of 2001. A 12% cost of capital has been used for all businesses except JPMorgan Partners. This business is charged a 15% cost of equity capital, which is equivalent to a representative after-tax hurdle rate for private equity investments. The effective cost of equity capital used in the SVA framework for JPMorgan Chase overall is 12%.

Special Items: Includes merger and restructuring costs and special items.

Trading-Related Revenue: Includes net interest income (“NII”) attributable to trading activities. Trading-related NII has been restated in the prior periods to conform to the current presentation which began in the second quarter of 2001.

Unaudited: The financial statements and information included throughout this document are unaudited.